21. SUBSEQUENT EVENTS (Details Narrative) - Subsequent Event [Member] - GasAr [member]	Mar. 09, 2021
Disclosure of non-adjusting events after reporting period [line items]
Description of Award	The Company was awarded with a volume of 0.70 million m3/day, 0.90 million m3/day and 1 million m3/day for the months of June, July and August-September 2021, respectively, as well as 0.86 million m3/day to meet the winter peak for years 2022 through 2024, at a price of US$ 4.68 MMbtu.
Description of commitment	With this offer, Pampa's injection commitment increases to 9 million m3/day for winter periods 2021-2024 which, compared to 2020, represents a 15% growth in annual production and 28% in the winter period, the months of greatest need for gas supply in the country.